UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 14, 2006

Melo Biotechnology Holdings Inc.

 (Exact name of registrant as specified in its charter)

Canada	03-30801	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

37/F Hennessy Center 500 Hennessy Road Causeway Bay Hong Kong
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  852-9830-1263

Miad Systems, Ltd.

43 Riviera Drive, Unit 6

Markham, Ontario, Canada, L3R5J6

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 30, 2006, a majority of the shareholders of MIAD Systems Ltd. (the “Company”) approved a proposal submitted by the Board of Directors to change the Company’s name to “Melo Biotechnology Holdings Inc.”    The name change became effective on November 14, 2006, when it was approved by the Ontario Ministry of Consumer and Business Services.

ITEM 9.01

Exhibits

(c)

The following exhibit is filed herewith:

3.3

Articles of Amendment, filed with the Ontario Ministry of Consumer and Business Services, effective November 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Melo Biotechnology Holdings Inc.

By: /S/ Fung Ming

Fung Ming, Director

November 14, 2006